HSBC Funds

HSBC Radiant U.S. Smaller Companies Fund
HSBC Radiant U.S. Smaller Companies Fund (Class I)

Supplement dated February 28, 2025
to the Prospectus and Statement of Additional Information (“SAI”)

Liquidation of the Funds

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (the “Adviser”), the Board of Trustees of HSBC Funds (the “Trust”) has approved a Plan of Liquidation with respect to the HSBC Radiant U.S. Smaller Companies Fund and HSBC Radiant U.S. Smaller Companies Fund (Class I) (together, the “Feeder Funds”) and HSBC Radiant U.S. Smaller Companies Portfolio (the “Master Fund” and, together with the Feeder Funds, the “Funds”). The Funds operate in a “master/feeder” arrangement pursuant to which the Feeder Funds invest all of their investable assets in the Master Fund, which has the same investment objective as the Feeder Funds. The Adviser expects that the Funds will be liquidated on or before March 28, 2025 (the “Liquidation Date”).

Under the Plan of Liquidation, effective immediately, the Funds will cease their investment operations and begin to liquidate their assets. Effective immediately, the Feeder Funds will also no longer sell their shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Funds from other funds of the Trust. Investors may continue to redeem their shares of the Feeder Funds prior to the Liquidation Date.

Under the Plan of Liquidation, the Funds will wind up their business and affairs and will cease investing their assets in accordance with their stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Master Fund will be converted to cash, cash equivalents or other liquid assets and the Master Fund will distribute on a pro rata basis to each Feeder Fund all of the remaining assets of the Master Fund, after the Master Fund has paid or provided for all of its charges, taxes, expenses and liabilities. As soon as reasonably practicable after the Liquidation Date, shareholders in the Feeder Funds as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Feeder Funds, after the Feeder Funds have paid or provided for all of their charges, taxes, expenses and liabilities. The Feeder Funds may make a final distribution of any net investment income and/or net realized capital gains prior to the Liquidation Date.

The fees and expenses for the Feeder Funds, noted in the Fees and Expenses of the Fund Table (“Fee Table”) in the Feeder Funds’ Prospectus, are based on ordinary operations; however, as the Funds wind down their business and affairs, it is possible that the Feeder Funds’ expense ratios may exceed the amounts reflected in the Fee Table, although the Adviser has agreed to limit the total operating expense ratio of the Feeder Funds to 1.45% for Class A Shares and 0.90% for Class I Shares.

For taxable shareholders, the redemption of Feeder Fund shares upon liquidation will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders may also exchange their Feeder Fund shares for shares of the same class of any other HSBC Fund subject to any restrictions set forth under “Shareholder Information – Exchanging Your Shares” in the Prospectus. Such voluntary redemption or exchange may result in gain or loss for federal income tax purposes. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE